                        CONFIDENTIAL TREATMENT REQUESTED

Confidential portions of this Agreement which have been redacted are marked with brackets ("[ ]"). The omitted material has been filed separately with the Securities and Exchange Commission.



                                                                   EXHIBIT 10.52

                         BTI TELECOMMUNICATIONS SERVICES
                         PRIVATE LINE SERVICES AGREEMENT

This Private Line Services Agreement is entered into as of September 10th, 1998 (the "Effective Date"), by and between BTI Communications Corporation, a Raleigh corporation ("BTI"), and Knology Holdings, Inc., acting on its own behalf and on behalf of the company identified on "Schedule 1" hereto ("Company"). Upon obtaining the written consent of BTI, which consent shall not be unreasonably withheld, new company of Knology Holdings, Inc., may become Company for purposes of this Agreement by executing a copy of Schedule 1 hereto in counterparts and delivering such originally executed schedule to BTI.

Given that the Company desires to obtain private line Facilities (as described below) from BTI, and BTI is willing to provide Facilities pursuant to the terms and conditions set forth herein;

Knology Holdings, Inc., ("Company") and BTI hereby mutually agree as follows:

1.       INCORPORATION OF DOCUMENTS AND CONTROLLING PROVISIONS:

1.1      This Agreement, together with (a) Service Orders (as defined in Section
         2.1 of this Agreement) accepted by BTI pursuant to the terms hereof, and (b) schedules and exhibits incorporated herein by reference ("EXHIBITS") shall be referred to collectively herein as this "AGREEMENT." In the event of any conflict between the provisions of this Agreement and the terms of any Service Order(s) and/or Exhibit(s), the conflict shall be resolved by reference to said documents in the following order of priority of interpretation (except as is otherwise specifically provided in this Agreement or in any Exhibits): (a) any Service Order(s); any Exhibit(s) with reference to the same in order of attachment to this Agreement; and (c) this Agreement. Notwithstanding the foregoing, no provision or term of any Service Order or Exhibit shall be a part of this Agreement or binding on BTI unless and until such Service Order or document has been executed by an authorized representative of BTI.

1.2 If any provision of this Agreement conflicts with any statute, rule or order of any governmental unit or regulatory body, or tariff filed by BTI, then if required by law, this Agreement shall remain in effect but shall be automatically modified by such conflicting law, statute, rule, order or tariff, subject to the termination rights granted herein.

2.       SERVICES TO BE PROVIDED BY BTI:

2.1 Telecommunications capacity, and related ancillary services (the "FACILITY" or "FACILITIES") available from BTI are identified in the Service and Pricing Exhibit attached hereto as "EXHIBIT A", which is incorporated by this reference (the "SERVICE AND PRICING EXHIBIT"). Facilities requested by the Company shall be requested on BTI's service order forms in effect from time to time (hereafter, any such order is a "SERVICE ORDER(S)"). Each Service Order shall reference this Agreement by Agreement Number and shall become a part of this Agreement when executed by a duly authorized representative of BTI. BTI reserves the right to reject any Service Order.

2.2 Upon acceptance by BTI of a duty executed Service Order during the Term (as defined in Section 4.3 of this Agreement) of this Agreement, BTI shall provide to the Company those Facilities identified in the Service Order.

3.       OBLIGATIONS OF COMPANY:

3.1 The Company shall perform those duties outlined in the Service and Pricing Exhibit in addition to those described herein and in any Service Order(s).



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

3.2 Company shall have sole responsibility for installation, testing and operation of the Interconnection Facilities (as defined in Section 1.4 of the Service and Pricing Exhibit), and any services and equipment other than those Facilities specifically provided by BTI under this Agreement.

3.3 Company shall fully comply with all laws, regulations and authorities including, but not limited to, those outlined in Section 9 of this Agreement.

4.       TERM:

4.1 This Agreement shall be effective between the parties as of the date first written hereon. The initial term (the "INITIAL TERM") of this Agreement shall expire on the later of: (A) one (1) year from the date of execution hereof, or (B) as it relates to the Company's continuing commitment, the expiration of the Facility Minimum Service Term (as defined in Section 4.2 of the Service and Pricing Exhibit) of any outstanding Service Order of that Company; unless either party earlier terminates this Agreement in the manner provided herein.

4.2 Upon the expiration of the Initial Term, if the Company is then in default hereunder, the Term of this Agreement shall be renewed automatically on a month-to-month basis (hereafter, the "RENEWAL TERM") unless and until an Amendment is executed by both parties extending the Renewal Term, or either party terminates this Agreement in the manner provided herein.

4.3 The Initial Term and Renewal Term are sometimes referred to together herein as the "TERM".

4.4 Notwithstanding anything to the contrary in this Section 4, if the Facility Minimum Service Term (as set forth in Section 4.3 of the Service and Pricing Exhibit) for a Facility or Facilities extends beyond the expiration of the Term of this Agreement, then this Agreement shall continue in effect until the expiration or termination of the applicable Facility Minimum Service Term, but only as to the Facility or Facilities so affected, and subject to the termination rights of BTI and Knology under Section 8 of this Agreement.

5.       CHARGES AND PAYMENT:

5.1 Charges for the Facilities shall be determined according to the Service and Pricing Exhibit except as is otherwise specifically provided in this Agreement.

5.2 Charges will be calculated and invoiced for the Company. Recurring charges shall be invoiced by BTI on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Start of Service Date (as defined in Section 2.1 of the Service and Pricing Exhibit) for any Facility falls on other than the first day of any month, the first invoice to the Company shall consist of: (1) the pro rata portion of the applicable monthly charge covering the period from the Start of the Service Date to the first day of the subsequent month, and (2) the monthly charge for the following month. BTI may, in its sole discretion, prior to delivering the first invoice to the Company, elect to require that the Company make a security deposit amount equal to one (1) month's recurring charges for the Facility or Facilities. If a deposit is made, it shall be held by BTI until termination of this Agreement, at which time BTI may apply the deposit, at its option, either against the last month of charges due hereunder prior to termination of this Agreement, or against any other amounts owing to BTI under this Agreement.

5.3 The Company shall make all payments due hereunder within thirty (30) days after the date of BTI's invoice. If any amount due under this Agreement is not received by the due date, in addition to its other remedies available hereunder, BTI may in its sole discretion: (A) impose upon the delinquent Company a late payment charge of the lower of 1.5% per month or the highest rate legally permissible (such late charge shall be payable upon demand by BTI); and/or (B) require the prepayment of up to two (2) months of recurring charges as a condition of the continued availability of the Facilities, which prepayment shall be held and applied against the last two (2) months of charges for the hereunder prior to termination of this Agreement. Notwithstanding anything in this Agreement to the contrary, no payment due hereunder is subject to reduction, set-off or adjustment of any nature by the Company, except as is specifically provided in Section 5 of the Service and Pricing Exhibit regarding Outage Credits. In no event shall the malfunction or non-operation of the Company's Interconnection Facilities (including local access when a Company is responsible therefore) relieve that Company of its obligation to pay for the Facilities.

5.4 All disputes or requests for billing adjustments must be submitted in writing and submitted with payment of undisputed amounts due. Any amounts which are determined by BTI to be in error or not in compliance with this Agreement shall be adjusted on the next month's invoice. Any disputed amounts which are deemed by BTI to be correct as billed and in compliance with this Agreement, shall be due and payable by the disputing Company, upon notification and demand by BTI, along with any late payment charges which BTI may impose pursuant to Section 5.3 above. Disputes shall not be cause for any Company to delay payment of the undisputed balance to BTI according to the terms outlined in
         Section 5.3 above.

5.5 Invoices submitted to the Company by BTI shall conform to BTI's standard billing format and content, as modified by BTI from time to time.

5.6 Any applicable federal, state, or local taxes, and all use, sales, commercial, gross receipts, privilege or other similar taxes or license fees, whether charged to or against BTI or the Company, with respect to the Facilities provided by BTI, as well as any other imposition by any governmental authority which has the effect of increasing BTI's cost of providing the Facilities, shall be payable by the Company in addition to the other charges set forth in this Agreement.

6.       EVENTS OF DEFAULT:

6.1 A) A default on the part of Knology shall occur in the event of its dissolution at any time during the Term of this Agreement ("Company Default").

         B) A default on the part of a Company shall occur if: (I) the Company fails to make any payment required to be made by it under this Agreement and any such failure remains uncorrected for ten (10) business days after the date such payment was due; (II) the Company fails to perform or observe any material term or obligation (other than making payment) contained in this Agreement, and any such failure remains uncorrected for thirty (30) calendar days after written notice from BTI informing the Company of such failure (except for a default by the Company under Section 9.2 of this Agreement, which shall require no advance written notice); (III) the Company breaches its obligations to BTI in any other agreement, including but not limited to, agreements for switched access services or any collocation agreements; or (IV) there is an Adverse Material Change (as defined in Section 6.2 of this Agreement) in the Company's creditworthiness (collectively, "COMPANY DEFAULT").

         C) A Default on the part of BTI shall occur if BTI fails to perform or observe any material term or obligation contained in this Agreement, and any such failure remains uncorrected for thirty (30) calendar days after written notice from Knology or, as it relates to BTI's relationship with the Company, written notice from that Company informing BTI of such failure ("BTI DEFAULT").

6.2 For purposes of Section 6.1 of this Agreement, an Adverse Material Change in the Company's creditworthiness shall include, but not be limited to: (A) failure of the Company to make full payment of undisputed charges due hereunder on or before the date due on three (3) or more occasions during any period of twelve months, or the Company's failure to make such payment on undisputed amounts on or before the date due in any two (2) consecutive months; (B) acquisition of the Company (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to BTI or any entity affiliated with BTI, or (C) the Company's being subject to or having filed for bankruptcy or insolvency proceedings, or the legal insolvency of the Company.



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

6.3 Notwithstanding Section 6.1 of this Agreement, the failure of any particular circuit or number of circuits to comply with the Specifications (as that term is defined in Section 2.1 of the Service and Pricing Exhibit) shall not be deemed a BTI Default, but may obligate BTI to provide the affected Company with Outage Credits, as provided in Section 5 of the Service and Pricing Exhibit.

7.       REMEDIES FOLLOWING DEFAULT:

7.1 A) If a company Default occurs, the terms and conditions of this Agreement shall remain in effect as they relate to BTI's relationship with each individual Company, subject to the Facility Minimum Service Term of each Company's Facilities.

         B) If a Company Default occurs, BTI may, in addition to any other remedies it has under this Agreement or under the law: (I) suspend its performance with defaulting Company under this Agreement without the requirement of any further notice to the Company, until the Company has remedied all breaches of this Agreement and paid in full all charges then due, including any late fees specified herein plus, at BTI's option, the prepayment of up to two (2) months recurring charges, as is specified in Section 5.3 of this Agreement; (II)condition provision of Facilities or acceptance of a Service Order on the Company's assurance of payment and compliance with this Agreement, which may be in the form of a deposit or such other means as is required by BTI to establish assurance of payment and compliance, or (III) terminate all Facilities ordered by the Company under this Agreement by providing written notice to the Company in the manner provided in Section 8.2 of this Agreement.

7.2 If BTI is in Default, the affected Company may, in addition to any other remedies it has under this Agreement or under the law, terminate the Company's relationship with BTI under this Agreement in the manner provided for in Section 8.1 of this Agreement, but may not withhold or suspend its own performance.

8.       TERMINATION:

8.1 A)Knology may terminate this Agreement effective upon written notice to BTI if BTI is in Default (as provided in Section 6.1c of this Agreement).

         B) The Company may terminate its Facilities under this Agreement: (I) effective upon written notice to BTI, if BTI is in Default (as provided in Section 7.2 of this Agreement); (II) effective upon thirty (30) calendar days prior written notice, if any material rate or term contained herein and relevant to the affected Facilities is materially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority, or (III) effective upon thirty calendar days prior written notice, with or without cause, following the expiration of the Initial Term.

8.2 A) Either party may terminate this Agreement in whole or in part, effective immediately and without any advance written notice, if BTI does not maintain or loses any required regulatory or other governmental authorizations to provide the Facilities, as described in
         Section 9.l of this Agreement; following an Knology Default under
         Section 9.2 of this Agreement, or if Knology makes an unauthorized Transfer under Section 12.1 of this Agreement.

         B) BTI may terminate the Company's Facilities provided under this
         Agreement:

                  I) effective upon written notice to the Company, if the Company is in Default (as provided in Section 7.1 of this Agreement);

                  II) effective upon thirty (30) days prior written notice, with or without cause, following the expiration of the Initial Term; or



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

                  (III) effective immediately and without any advance written notice, if BTI does not maintain or loses any required regulatory or other governmental authorizations to provide the Company's Facilities, as described in Section 9.1 of this Agreement; following a Company Default under Section 9.2 of this Agreement; or if the Company makes an unauthorized Transfer under Section 12.1 of this Agreement.

8.3 The Company may terminate the affected portion or portions of a Service Order or Service Orders: (A) upon ten (10) calendar days prior written notice following failure of performance, in the manner and subject to
         Section 10.2 of this Agreement or Section 1.2 of the Service and Pricing Exhibit; or (B) following thirty (30) calendar days prior written notice, following an increase in prices by BTI as to a particular Facility or Facilities, in the manner and subject to Section
         3.2 of the Service and Pricing Exhibit. Any termination of a Service Order of Service Orders shall not affect any remaining Service Orders, and shall not constitute a termination of this Agreement in whole or in part as it relates to the Company terminating the Service order or Service Orders.

9.       GOVERNMENTAL AUTHORITY:

9.1 The Company acknowledges that the obligation of BTI to provide the Facilities to the Company is subject to the receipt by BTI of any required regulatory or other governmental authorizations. BTI reserves the right to terminate this Agreement pursuant to Section 8.2 of this Agreement if at any time BTI does not have or loses the required regulatory or other governmental authorizations to provide the Facilities.

9.2 BTI, and the Company represents and warrants that: (A) it has received all necessary permits, licenses, approvals, grants, and charters of whatsoever kind necessary to carry out the business in which it is engaged; and (B) it has complied and does comply with all laws, regulations, orders, and statutes which may be applicable to it, whether local, State or Federal. From the date of this Agreement until the termination hereof, the Company agrees to operate in accordance with and to maintain current all such certifications, permits, licenses, approvals, grants, charters, and to comply with all applicable laws, regulations, orders and statutes, whether local, State or Federal. A breach by a Company of any of the representations, warranties or covenants of this Section 9.2 shall be deemed a Company Default hereunder, and shall allow BTI to terminate the Company's Facilities in the manner described in Section 8.2 of this Agreement. A breach by either party of any of the representations, warranties or covenants of this Section 9.2 shall be deemed a Default hereunder, and shall allow either party to terminate this Agreement in its entirety in the manner described in Section 8.2 of this Agreement.

10.      FORCE MAJEURE:

10.1 Except as is provided in Section 10.2 below, BTI shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, fiber optic cable cut, storm, extreme temperatures or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority; national emergencies, insurrections, riots, wars, or strikes, lock-outs, work stoppages or other labor difficulties; actions or inactions of a third party provider or operator of facilities employed in provision of the Facilities; or any other conditions or circumstances beyond the reasonable control of BTI which impede or affect the Facilities or the transmission of telecommunications services.

10.2     If any failure of performance on the part of BTI described in Section
         10.1 of this Agreement shall be: (A) for thirty (30) calendar days or less, then this Agreement shall remain in effect, but affected Company shall be relieved of their obligation to pay for that portion of the Facilities affected for the period of such failure of performance; or
         (B) for more than thirty (30) days, then the affected



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         Company may terminate only that portion of any Service Order or Service
         Orders related to the Facilities so affected, by written notice to BTI, in accordance with Section 8.3 of this Agreement.

10.3 If the Facilities are unavailable to the Company as a result of any events described in Section 10.1, the affected Company may be entitled to an Outage Credit under Section 5 of the Service and Pricing Exhibit.

11.      INDEMNIFICATION:

11.1 The Company shall severally indemnify and hold harmless BTI (and BTI's affiliates, officers, directors and employees; hereafter, "BTI'S AFFILIATES"), and any third party provider or operator of services employed by BTI and/or BTI's Affiliates in the provision of the Facilities, from and against, and shall reimburse BTI and/or BTI's Affiliates for, any and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorneys' fees) incurred by BTI and/or BTI's Affiliates and arising from or in connection with: (A) any breach of any covenant or agreement of such Company contained in this Agreement; (B)any misrepresentation or breach of any of the representations and warranties of such Company contained in this Agreement; or (C) any claims which may be asserted by parties other than such Company who have use of or access to the Facilities through such Company.

11.2 In no event will either party hereto be liable to the other party for any indirect, special, incidental or consequential losses or damages, including without limitation, loss of revenue, loss of customers or clients, loss of goodwill or loss of profits arising in any manner from this Agreement and the performance or nonperformance of obligations hereunder.

12.      ASSIGNMENT:

12.1 Not withstanding the foregoing, Customer may assign or delegate its obligations hereunder to any affiliate or subsidiary of Customer without the prior written consent of BTI, but upon reasonable written notice to BTI. Such assignment shall not relieve Customer of any obligations or liabilities hereunder. This Agreement shall be binding upon and inure to the benefit of Customer and its successors and assigns.

13.      TITLE:

13.1 The Company expressly disclaims any right, title, perpetual right of use or any other interest in or to any equipment or property used or supplied by BTI under this Agreement.

14.      WARRANTIES AND LIMITATION OF LIABILITY:

14.1 BTI warrants that the Facilities shall be provided to the Company and shall operate in accordance with prevailing telecommunications industry standards (hereinafter the "TECHNICAL STANDARDS"). If BTI determines that the Facilities are not being provided in accordance with the Technical Standards (hereinafter, a "DEFECT" or "DEFECTS"), BTI shall use reasonable efforts under the circumstances to conform the Facilities to the Technical Standards.

14.2 THE WARRANTIES CONTAINED IN SECTION 14.1 OF THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BTI HEREBY SPECIFICALLY DISCLAIMS ANY LIABILITY TO THE COMPANY FOR INTERRUPTIONS AFFECTING THE FACILITIES FURNISHED HEREUNDER WHICH ARE ATTRIBUTABLE TO ANY COMPANY INTERCONNECTION FACILITIES ( AS DEFINED IN SECTION 1.4 OF THE SERVICE AND PRICING EXHIBIT) OR TO ANY COMPANY EQUIPMENT FAILURES, OR TO ANY COMPANY BREACH OF THIS AGREEMENT.



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14.3     IN NO EVENT SHALL BTI OR ANY OF ITS AFFILIATES BE LIABLE TO THE
         COMPANY, OR ANY OF THEIR AFFILIATES OR EMPLOYEES OR TO ANY THIRD PARTY
         FOR: (a) ANY LOSS OF PROFIT OR REVENUE, OR FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR OR ADDITIONAL DAMAGES, WHETHER INCURRED OR SUFFERED AS A RESULT OF UNAVAILABILITY OF FACILITIES, PERFORMANCE, NON-PERFORMANCE, TERMINATION, BREACH OR OTHER ACTION OR INACTION UNDER THIS AGREEMENT, OR FOR ANY OTHER REASON, EVEN IF THE COMPANY ADVISES BTI OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE; OR (b) FOR ANY OUTAGE OR INCORRECT OR DEFECTIVE TRANSMISSIONS, OR ANY DIRECT OR INDIRECT CONSEQUENCES THEREOF, EXCEPT AS IS SPECIFICALLY PROVIDED IN SECTION 5 OF THE SERVICE AND PRICING EXHIBIT REGARDING OUTAGE CREDITS.

14.4 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY: (a) THE COMPANY AGREES THAT THEIR SOLE REMEDY IN THE EVENT OF ANY BREACH OF THE WARRANTIES DESCRIBED IN SECTION 14.1 OF THIS AGREEMENT SHALL BE THE OUTAGE CREDITS DESCRIBED IN SECTION 5 OF THE SERVICE AND PRICING EXHIBIT; AND, (b) IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF BTI TO ANY COMPANY UNDER THIS AGREEMENT, INCLUDING ANY OUTAGE CREDITS, EXCEED THE TOTAL PAYMENTS PAID BY THE COMPANY TO BTI HEREUNDER.

14.5 The Company acknowledges that BTI has no ability to independently test or maintain Facilities between two off net cities. Consequently, if BTI provides such Facilities, then notwithstanding anything in this Agreement to the contrary, BTI's entire duty with respect to such Facilities shall be to use its best efforts to test and maintain such Facilities in accordance with BTI's Specifications.

15.      NON-DISCLOSURE AND PUBLICITY:

15.1 The Company shall not disclose to any third party the terms and conditions of this Agreement without the prior written consent of BTI. Nor shall the Company use BTI's name in publicity or press releases without obtaining BTI's prior written approval, which shall not be unreasonably withheld.

16.      USE OF FACILITIES:

16.1 BTI's obligation to provide the Facilities specified herein is conditioned upon the Company not allowing the Facilities to be used for any unlawful purpose; or in violation of any governmental regulations or authorizations as outlined in Section 8 of this Agreement.

17.      MISCELLANEOUS:

17.1 The Company shall execute such other documents, provide such information and cooperate with BTI, all as may be reasonably required by BTI in connection with providing the Facilities.

17.2 Neither this Agreement, nor the provision of Facilities hereunder, shall create a partnership or joint venture between BTI, on the one hand, and the Company on the other hand, or result in a joint communications service offering to any third parties.

17.3 The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute a waiver of any term or condition of this Agreement.

17.4 Subject to Section 16 of this Agreement, in the event suit is brought or an attorney is retained by either party to enforce the terms of this Agreement or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.



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

17.5 The Company acknowledges that at least part of the Facilities are or will be provided through a BTI "NETWORK MANAGEMENT CENTER" located in Raleigh, North Carolina. Accordingly, this Agreement shall be governed by the laws of the State of Delaware, with venue at Raleigh, NC.

17.6 No subsequent agreement concerning the Facilities or modification to this Agreement shall be binding upon the parties unless it is made in writing by an authorized representative of the Company, and an authorized Representative of BTI Communications at its headquarters in Raleigh, North Carolina.

17.7 If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement, the Company and BTI agrees to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

17.8 The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder.

17.9 Words having well-known technical or trade meanings shall be so construed.

17.10 A) All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be given by: (I) hand delivery; (II) first-class registered or certified mail with postage prepaid; (III) overnight receipted courier service; or (IV) telephonically confirmed facsimile transmission.

         B) Such notice, when given, is to be addressed (I) if to BTI, then to the party at the address below, and (II) if to the Company, then to the person whose name and business address appears on Schedule 1 of this lease, and (III) to such other address as may hereafter be designated in writing by either party.

         C) This Agreement requires BTI to give such notice to the Company. BTI will promptly give such notice with a copy of BTI's notice to the Company. Notices given in accordance with this Section 18.10 shall be effective upon receipt or when receipt is refused.

         All notices to BTI shall be addressed to:   BTI Telecommunications Services
                                                     4300 Six Forks Road
                                                     Raleigh, North Carolina 27609
                                                     Facsimile: (919) 510-7120 Phone: (800) 372-3450
                                                     Attn: Carrier Contracts Admin.

         All notices to the Company shall be addressed to:

                                                     Knology Holdings Inc.
                                                     1241 O.G. Skinner Drive
                                                     Facsimile:706-645-3921
                                                     Phone:  706-645-8567
                                                     Attn: General Counsel

         The addresses set forth may be changed by appropriate notice to the other party.

17.11 For the purposes of this Agreement, the term "party" shall be deemed to include the Company, on the one hand, and BTI, on the other hand. The Company shall be severally, and not jointly, liable for all of the obligations under this Agreement of the said Company, as the case may be.

17.12 In order to facilitate execution, this Agreement (and Schedule 1 hereto) may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

17.13 This Agreement comprises the complete and exclusive statement of the agreement of the parties concerning the subject matter hereof, and supersedes all previous statements, representations, and agreements concerning the subject matter hereof, except that, to the extent that the Company is already leasing Facilities from BTI, or has orders pending with BTI pursuant to the terms of a previously executed agreement with BTI, the Rates and Facility Minimum Service Term of such Facilities shall remain in effect as previously negotiated.

         DATED as of the first date above written.


                ------------------------------------------------
          (on behalf of itself and the Members set forth on Schedule 1)


                         By: /s/ Chad S. Wachter
                            ---------------------------------
                         Name: Chad S. Wachter
                              -------------------------------
                         Title: V.P. General Counsel
                               ------------------------------
                         Date:        9-15-98
                              -------------------------------


                         BTI TELECOMMUNICATIONS SERVICES


                         By: /s/ R. Michael Newkirk
                            ---------------------------------
                         Name:  R. Michael Newkirk
                         Title:    President and COO
                         Date:        9/25/98
                              -------------------------------

EXHIBITS



         Exhibit A: Service and Pricing Exhibit to BTI Private Line Services Agreement, consisting of seven (7) pages dated August 27th, l998 as well as the following Schedules attached thereto:

Schedules to Exhibit A                                                                                        Pages
-------------------------------------------------------------------------------------------------------------------

"A-1"  Circuit Listing                                                                                            1

"A-2"  Interval Guidelines                                                                                        1

"A-3"  Technical Specifications                                                                                   4

"A-4"  Ancillary Charges

                                    EXHIBIT A
                                       T0
                         BTI TELECOMMUNICATIONS SERVICES
                         PRIVATE LINE SERVICES AGREEMENT

                           SERVICE AND PRICING EXHIBIT


This Service and Pricing Exhibit (this "SERVICE AND PRICING EXHIBIT") is made as of August 27th,1998 by and between BTI, a North Carolina corporation ("BTI"), and Knology Holdings Inc. ("the Company") acting on its own behalf, as identified on Schedule 1 of the Agreement.

1.       BTI SERVICES:

1.1 During the Term of the Agreement, BTI will provide to the Company the Facility or Facilities requested by that Company in a Service Order accepted by BTI.

1.2 Upon acceptance of a Service Order, BTI shall notify the Company of its target date for the delivery of each Facility (the "ESTIMATED AVAILABILITY DATE"). Any Estimated Availability Date given by BTI to the Company shall be subject to BTI's standard and expedited interval guidelines, as amended by BTI from time to time (the "INTERVAL GUIDELINES"). A copy of BTI's current Interval Guidelines are attached hereto as EXHIBIT A-2. BTI shall use reasonable efforts to install each such Facility on or before the Estimated Availability Date, but the inability of BTI to deliver a Facility by such date shall not be a Default under this Agreement. If BTI fails to make any Facility available within ninety (90) days after acceptance by BTI of the Service Order with respect to such Facility (or such greater time as is set forth in the Interval Guidelines), Company's sole remedy shall be to cancel the Service Order which pertains to such Facility by ten (l0) calendar days prior written notice to BTI, as is set forth in Section
         8.3 of the Agreement.

1.3 At each end of the city pairs (the "City Pairs") on which the Company orders Facilities, BTI shall provide appropriate equipment in its terminal locations necessary to connect the Facilities to the Company's Interconnection Facilities (as defined in Section 1.4 of this Service and Pricing Exhibit). If the Company desires to install its own equipment in one or more of BTI's terminals, and BTI, in its sole discretion, agrees to such installation, the parties shall execute the Collocation Agreement.

1.4 EACH COMPANY AGREES THAT ITS INTERCONNECTION FACILITIES SHALL CONNECT TO THE FACILITIES PROVIDED BY BTI hereunder at the network interface points located in the BTI terminals and defined in the Specifications (as defined in Section 2.1 of this Service and Pricing Exhibit). As used herein, the term "INTERCONNECTION FACILITIES" shall mean transmission capacity provided by the Company or its third party supplier to extend the Facilities provided by BTI from a BTI terminal to any other location (e.g., a local access telephone service provided by a local telephone company).

1.5 BTI shall use reasonable efforts to order Interconnection Facilities on behalf of the Company from the Company's designated supplier, provided that the Company furnishes BTI with an acceptable letter of agency. The Company shall be billed directly by the supplier of such Interconnection Facilities, and shall hold harmless and indemnify BTI from any loss or liability incurred by BTI as a result of BTI's ordering Interconnection Facilities from any third party. The Company may, at its election, but subject to BTI's prior written approval, order its own Interconnection Facilities. If any party other than BTI provides Interconnection Facilities, then under availability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse the Company's obligation to pay BTI all Rates or charges applicable to the Facilities, whether or not such Facilities are useable by the Company.

2.       START OF SERVICES:

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED

2.1 Start of service for each Facility (the "START OF SERVICE DATE") shall begin on the date on which the Company accepts delivery of such Facility. If the Company fails to give written notice that the Facility is in material non-compliance with the applicable standard BTI network specifications, as modified from time to time by BTI (the "SPECIFICATIONS") within five (5) business days after notification to the Company by BTI that the Facility is available. The Company shall be deemed to have accepted such Facility, and the Start of Service Date shall commence as of the fifth day following such notification by BTI. Following notice by the Company of material non-compliance as set forth above, BTI shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Facility and shall, upon correction, notify the Company of a new Start of Service Date.

2.2 Notwithstanding anything in Section 2.1 of this Service and Pricing Exhibit to the contrary, the Company may delay the Start of Service Date for any Facility for up to thirty (30) days from BTI's Estimated Availability Date by written notice to BTI at least seventy-two (72) hours prior to any applicable Estimated Availability Date.

3.       RATES:

3.1 BTI shall provide the Facilities at the rates (the "RATES") set forth in this Section 3 (exclusive of all sales, use, commercial or other taxes or license fees) and as shown on the CIRCUIT LISTING ATTACHED AS SCHEDULE A-1 to this Service and Pricing Exhibit. The Rates for each Facility also include certain Monthly Recurring and Non-Recurring charges, all as defined in this Section 3. Finally, the Rates vary depending on whether the Facilities are DS-1 or DS-3 or OC. The Rates are as follows:

         (A)      DS-1 FACILITIES RATES FOR IXC:

                  (I) BASE IXC RATES: To be determined by BTI on a case-by-case basis, subject to availability from BTI.

         (B)      DS-3 FACILITIES RATES FOR IXC:
                  (I) BASE IXC RATES: To be determined by BTI on a case-by-case basis, subject to availability from BTI.

                  (II) DS-1 MONTHLY RECURRING CHARGES: Minimum charge per DS-1
                  per month: $[   ]

         (C)      OC FACILITIES RATES FOR IXC:
                  (I) BASE IXC RATES: To be determined by BTI on a case-by-case basis, subject to availability from BTI.

                  (II) OC MONTHLY RECURRING CHARGES: Minimum charges per OC per month:

                  FACILITY                  MINIMUM MRC
                  OC-3                      $[   ]
                  OC-12                     $[   ]
                  OC-48                     $[   ]

                  (III) OC NON-RECURRING CHARGES:
                  Installation charge per OC for all services and equipment:

                  FACILITY                  MINIMUM MRC
                  OC-3                      $[   ]
                  OC-12                     $[   ]
                  OC-48                     $[   ]

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


         (D) OTHER CHARGES: In addition to the foregoing Facilities Rates for DS-1, DS-3 and OC Facilities for IXC, the Company shall pay to BTI the following additional charges, applicable, including any and all recurring charges imposed on BTI for the handling of calls under this agreement:

                  (I) OTHER MONTHLY RECURRING CHARGES:

                  -  Channel Bank:......................................each $[   ] per month
                  -  DS-1 cross-connect charges:........................each $[   ] per month plus pass-through
                                                                        charges
                  -  DS-3 cross-connect charges:........................each $[      ]
                  -  Cross-connect charges:.............................to another CAPS provider $[     ] each
                  -  LTR charges:.......................................Charges incurred by LECs will be passed through

                  (II) OTHER NON-RECURRING CHARGES:

                  -  Expedited Order Charges:...........................$[      ] each
                  -  DACs rearrangements:...............................each $[      ] per DS-1
                  -  Channel Bank:......................................each $[      ] installation
                  -  DS-1 cross-connect charges:........................each $[      ] installation plus any pass-
                                                                        through charges
                  -  Change of order cross-connect charges:.............$[      ] each DS-3, $[      ] each DS-1
                  -  Pre-engineering cancellation cross-connect:........$[      ] each DS-3, $[      ] each DS-1
                  -  Post-engineering cancellation of cross-connect:....$[      ] each DS-3, $[      ] each DS-1

3.2 BTI reserves the right, upon thirty (30) days prior written notice to the Company, to modify any of Rates or charges described in this Service and Pricing Exhibit applicable to any Facility or Facilities, except that the Rates charged for Service Orders under contract prior to the effective date of the Rate change will remain fixed for the duration of the Facility Minimum Service Term (as defined below) for each such Facility. Upon receipt of written notice of such election, the Company may terminate the portion or portions of any pending Service Orders affected by the increase, or the portion or portions of any Service Order or Service Orders which pertain to an existing Facility or Facilities for which the Facility Minimum Service Term has expired, by delivering written notice of termination to BTI within ten
         (10) days of the date of the written notice increase. If written notice of termination from the Company is not received within such ten (10) day period, the Company will be deemed to have consented to the increase.

4.       FACILITY MINIMUM SERVICE TERM:

4.1      The Company acknowledges that the Rates and charges described in
         Section 3 of this Service and Pricing Exhibit are based on the commitment of the Company to utilize the Facilities that it orders for a specified minimum period of time. Therefore, notwithstanding anything in this Agreement to the contrary, The Company shall be severally liable for and shall pay to BTI all Rates, fees and charges which accrue under this Agreement for each Facility that it orders for the entire Facility Minimum Service Term (as defined in Section 4.2 of this Service and Pricing Exhibit) applicable to each such Facility, regardless of whether or not the Company utilizes all or any part of such Facility during all or any part of the Facility Minimum Service Term applicable to such Facility, except as is set forth in Section 4.3 of this Service and Pricing Exhibit.

4.2 THE "FACILITY MINIMUM SERVICE TERM" for each Facility, is defined as follows:

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


         (a) Twelve (12) months from Start of Service Date for DS-1 Facilities.
         (b) Twelve (12) months from Start of Service Date for DS-3 Facilities.
         (c) Thirty-six (36) months from Start of Service Date for OC-3 and above Facilities.

4.3 Notwithstanding anything in this Agreement to the contrary, the Company's obligation to pay all Rates, fees and charges which accrue under this Agreement for each Facility for the entire Facility Minimum Service Term applicable to each such Facility shall terminate, as each such Facility, if this Agreement is terminated during the Minimum Service Term which pertains to each such Facility: (a) by the Company, pursuant to Sections 8.1(b)(i) or 8.1 (b)(ii) of the Agreement, following a BTI Default or an increase in prices; or (b) by BTI, pursuant to Section 8.2(b)(ii) of the Agreement, if termination by BTI during the Minimum Service Term as to the Facility occurs other than because of a Company Default, or 8.2(c) of the Agreement, if BTI terminates this Agreement because BTI loses any required permits. UPON TERMINATION OF A COMPANY'S FACILITIES FOR ANY OTHER REASON, THE TOTAL OF ALL CHARGES REFERRED TO IN THIS SECTION 4 SHALL BE AT ONCE DUE AND PAYABLE, REGARDLESS OF WHETHER OR NOT ALL OF THE FACILITIES' MINIMUM SERVICE TERMS HAVE EXPIRED, AND MAY BE COLLECTED BY BTI FROM THE COMPANY AS A SINGLE AMOUNT.

5.       OUTAGE CREDITS:

5.1 The Company acknowledges the possibilities of an unscheduled, continuous and/or interrupted period of time when a Facility or Facilities are "UNAVAILABLE" (as defined in the Specifications) (hereafter an "Outage"). In the event of an Outage, the affected Company shall be entitled to a credit (the "OUTAGE CREDIT") determined according to the following formula:

         OUTAGE CREDIT = HOURS OF OUTAGE - [       ] X [
                         -------------------------                         ]
                                 [   ] HOURS

5.2 The Outage Credit shall apply to the charges for the total mileage between end terminals of any Facility affected by an Outage; provided, however, that if any portion of the affected Facility remains beneficially used or useable by the affected Company between any intermediate terminals (where the Company has installed drop and insert capability) or end terminals, the Outage Credit shall not apply to that pro-rata portion of the mileage. The length of each Outage shall be calculated in hours and shall include fractional portions thereof An Outage shall be deemed to have commenced upon verifiable notification thereof by the Company to BTI, or, when indicated by network control information actually known to BTI network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected Facility as evidenced by appropriate network tests by BTI. BTI shall give notice to the Company of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

5.3 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other Defect occurring in the Company's Interconnection Facilities.

5.4 All Outage Credits shall be credited on the next monthly invoice for the affected Facility after receipt of a Company's request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by the Company to BTI for that same month for such Facility.

5.5 The Outage Credit described in this Section 5 of this Service and Pricing Exhibit shall be the sole and exclusive remedy of the Company in the event of any Outage, and under no circumstance shall an outage be deemed a BTI Default under this Agreement.

6.       TERMINATION CHARGES

6.1 Termination charges will apply once circuit has been accepted by customer.

6.2 In the event of termination before the end of this Schedule, Purchaser is responsible for full payment of the contract commitment within thirty (30) days of termination unless otherwise provided in the Master Agreement for Optical Fiber Transmission Capacity dated August 27th, 1998 between the parties.



         DATED as of the first date above written.




                 -----------------------------------------------
          (on behalf of itself and the Company set forth on Schedule 1)


                      By: /s/ Chad S. Wachter
                         ------------------------------------
                      Name: Chad S. Wachter
                           ----------------------------------
                      Title: V.P. General Counsel
                            ---------------------------------
                      Date:         9-15-98
                           ----------------------------------



                        BTI TELECOMMUNICATIONS SERVICES:


                      By: /s/ R. Michael Newkirk
                         ------------------------------------
                      Name:  R. Michael Newkirk
                      Title: President, COO
                      Date:         9/25/98
                           ----------------------------------

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED


                                  SCHEDULE A-1

                               KEY PRICING TERMS:



Subject to the restrictions stated below*, BTI will provide Private Line Facilities to Knology (the Company) as follows:

DS-1:

On-Net DS-1 Facilities will be provided at $[    ] per DS-O Mile.
Off-Net DS-1 Facilities will be provided at $[    ] per DS-O Mile.

DS-3 FACILITIES:

On-Net DS-3 Facilities will be provided at $[    ] per DS-O Mile.
Off-Net DS-3 Facilities will be provided at $[    ] per DS-O Mile.

OC-3 FACILITIES AND ABOVE:

OC-3 Facilities and above will be priced and provided on an Individual Case Basis ("ICB").

*RESTRICTIONS:

- All price quotes are for Facilities provided on the BTI Owned Fiber Optic Network only ("On-Net" Facilities).
-    Buyer must order its own local access facilities.
-    All orders are subject to BTI network availability.
- Orders not conforming to these terms will be considered on an ICB only, and may not be filled at the prices quoted in these proposal.


ON-NET CITY PAIRS:

NEW YORK, NY                        GREENVILLE, SC
NEWARK, NJ                          COLUMBIA, SC
PHILADELPHIA, PA                    NASHVILLE, TN
WASHINGTON, DC                      ATLANTA, GA
RICHMOND, VA                        FT. LAUDERDALE, FL
NORFOLK, VA                         JACKSONVILLE, NC
GREENVILLE, NC                      LAKE CITY, FL
ROCKY MOUNT, NC                     MIAMI, FL
RALEIGH, NC                         ORLANDO, FL
GREENSBORO, NC                      TAMPA, FL
CHARLOTTE, NC

                             SCHEDULE A-2 EXHIBIT A



                     STANDARD & EXPEDITE INTERVAL GUIDELINES


These are the standard order intervals for domestic services on BTI owned Fiber Optic Network ("On-Net" services). If you have any questions regarding the interval process, please contact your Sales Director.


                                  TOTAL SERVICE INTERVAL IN
                                        CALENDAR DAYS
SERVICE TYPE                     STANDARD            EXPEDITE
------------                     --------            --------

OPTICAL:
POP TO POP (OC-3)                    28                 ICB
POP TO POP (ALL OTHERS)             ICB                 ICB
LOA PROVIDER                        ICB                 ICB
LEC TO LEC                          ICB                 ICB
CAP TO CAP                          ICB                 ICB
CAP TO LEC                          ICB                 ICB
CROSS CONNECTS                      ICB                 ICB


DS-3
POP TO POP                           15                 ICB
LOA PROVIDED                         15                 ICB
LEC TO LEC                           22                 ICB
CAP TO CAP                           22                 ICB
CAP TO LEC                           22                 ICB
CROSS CONNECTS                        8                 ICB


DS-1
POP TO POP                           12                 ICB
LOA PROVIDED                         12                 ICB
LEC TO LEC                           20                 ICB
CAP TO CAP                           20                 ICB
CAP TO LEC                           20                 ICB
CROSS CONNECTS                        8                 ICB




All intervals are subject to network capacity and LEC facility availability. Should Off-Net capacity be required, intervals will be determined on an ICB basis. BTI does not guarantee Off-Net capacity and performance.

"ICB" means "Individual Case Basis"
"POP TO POP" means BTI controls CFA

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED


                            SCHEDULE A-3 TO EXHIBIT A
                                       TO
                BTI COMMUNICATIONS PRIVATE LINE SERVICE AGREEMENT

                            TECHNICAL SPECIFICATIONS




1.       INTERCONNECT SPECIFICATIONS:

1.1      The customer interconnection point of DS-1 & DS-3 signals at the BTI
         (SPT) location will be at an industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as BTI Network Interface in this document.

1.2 The DS-1 & DS-3 signals terminating at the BTI digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979.

1.3 The BTI Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (GR436-Core).

1.4 The Company equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

2.       PERFORMANCE OBJECTIVES:

2.1      DS-1, DS-3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuit performance will be measured using two parameters: Availability and Error-Free Seconds.

         The following assumptions apply to the derived data:

         -  The circuits originate and terminate on the SONET OC-48 backbone
         -  High speed protection switching:  1 for N, where N=2
         -  MTTR for SONET equipment: [  ] hours
         -  MTTR for fiber optic cable: [  ]  hours
         -  Cable cut rate:  [   ]/year/1,000 sheath miles (Bellcore Standard)

2.2 Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when the Bit Error Ratio (BER) in
         each second is worse than [      ] for a period of 10 consecutive
         seconds.

         Inter Office Channel (IOC) : An Inter Office Channel refers to the BTI Communications network between the points of presence (POP).

         OPTICAL CARRIER LEVEL 1 (OC-1): The optical signal that results from an optical conversion of an electrical STS-1 signal (51.840 Mb/s). This signal forms the basis of the interface.

            OC-3: Optical Carrier level 3 signal operation at [      ] Mb/s.

            OC-12: Optical Carrier level 12 signal transmitting at [     ] Mb/s.

            OC-48: Optical Carrier level 48 signal transmitting at [     ] Mb/s.

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


         POINT OF PRESENCE (POP): A physical location where a long distance carrier terminates lines before connecting to the local exchange carrier, another carrier, or directly to a customer.

2.3 The availability objective for all circuits between BTI Network Interface points specified above is to provide performance levels over a 12 month period as follows:

          --------------------------------------------------------------
              V&H MILES          DS1, DS3, OC-3, OC-12, OC-48, O-3C,
                                         OC-12C, AND OC-48C
          --------------------------------------------------------------
                 0-2500                        [     ]%
          --------------------------------------------------------------
              2501-4000                        [     ]%
          --------------------------------------------------------------

         This excludes any customer provided access links to the BTI digital network.

2.4 Outages attributable to incidental damage to or severage of outside fiber optic cable plant, scheduled maintenance is excluded from the performance objective stated above.

2.5 Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no bit errors are received. Conversely, an Error Second is any second in which one or more bit errors are received.

3. SONET: Synchronous Optical Network is a family of optical transmission rates and interface standards allowing internetworking of products from different vendors. Base optical rate is Mb/s. Higher rates are direct multiples.

         SONET TRANSPORT: Facilities associated with carrying OC-1 or higher level signals.

         SYNCHRONOUS TRANSPORT SIGNAL LEVEL 1 (STS-1): The basic logical building block electrical signal

         SYNCHRONOUS TRANSPORT SIGNAL LEVEL N (STS-N): This electrical signal is obtained by byte interleaving N STS-1 signals together. The rate of the STS-N is N times 51.840 Mb/s.

         TERMINATING MULTIPLEX (TM): Provides the multiplex functions for multiplexing and demultiplexing between the DS1 or higher signal level and the SONET OC-N level.

         ACCEPTANCE CRITERIA: The acceptance criteria for DS-1 circuits between BTI Network Interface points is to provide the performance levels shown below during a 24 hour test period. The acceptance criteria for DS-3 circuits and above between BTI Network Interface points is to provide the performance levels shown below during a 72 hour test period. The test period may be modified with the affected Company's consent if necessary. Access connections to customer location will be tested in accordance with Bell Publication 62508.

                  - The tables below are based on BTI owned fiber optic network only and on the Bellcore Specifications of the SONET delivery of DS-1, DS-3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c directly off the SONET Backbone.

                  -   If the DS-1, DS-3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and
                      OC-48c service is delivered at the STS1 level then the general performance objectives fall into the industry standard.

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED

DS-1, DS-3

The table below defines the general performance objectives for DS1 service operating at 1.544 Mb/s, and the general performance objectives for DS-1 service operating at 1.544 Mb/s, and the general performance objectives for DS-3 service operating at 45 Mb/s.

          --------------------------------------------------------
              V&H MILES               EFS                BER
          --------------------------------------------------------

          --------------------------------------------------------
                 0-250               [     ]%            [     ]
          --------------------------------------------------------
                251-500              [     ]%            [     ]
          --------------------------------------------------------
                01-1000              [     ]%            [     ]
          --------------------------------------------------------
               001-1500              [     ]%            [     ]
          --------------------------------------------------------
              1501-2000              [     ]%            [     ]
          --------------------------------------------------------
              2001-2500              [     ]%            [     ]
          --------------------------------------------------------
              2501-3000              [     ]%            [     ]
          --------------------------------------------------------
              3001-3500              [     ]%            [     ]
          --------------------------------------------------------
              3501-4000              [     ]%            [     ]
          --------------------------------------------------------




OC-3, 12, 48; OC-3C, 12C, 48C

The table below defines the general performance objectives for OC-3, 12, 48, OC-3c, 12c, 48c.

          --------------------------------------------------------
              V&H MILES               EFS                BER
          --------------------------------------------------------

          --------------------------------------------------------
                  0-250              [     ]%            [     ]
          --------------------------------------------------------
                251-500              [     ]%            [     ]
          --------------------------------------------------------
               501-1000              [     ]%            [     ]
          --------------------------------------------------------
              1001-1500              [     ]%            [     ]
          --------------------------------------------------------
              1501-2000              [     ]%            [     ]
          --------------------------------------------------------
              2001-2500              [     ]%            [     ]
          --------------------------------------------------------
              2501-3000              [     ]%            [     ]
          --------------------------------------------------------
              3001-3500              [     ]%            [     ]
          --------------------------------------------------------
              3501-4000              [     ]%            [     ]
          --------------------------------------------------------



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